FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
FINANCIAL RISK MANAGEMENT [Abstract]
FINANCIAL RISK MANAGEMENT
16.	FINANCIAL RISK MANAGEMENT

1.	Financial risk factors

The Company’s activities and the market in which it operates expose it to a series of financial risks: market risk (including foreign exchange risk, interest rate risk, and commodity price risk), credit risk and liquidity risk.

1.1.	Foreign exchange risk

The Company is primarily exposed to the fluctuation of the exchange rate of the U.S. dollar against the Argentine Peso due to the fact that almost its entire financial indebtedness is denominated in U.S. dollars. The exposure to other currencies is not significant.

As regards to the revenue derived from the Natural Gas Transportation segment, the tariffs charged by the Company are currently denominated in Argentine pesos. On the other hand, revenues in US dollars derived from the Liquids Production and Commercialization segment accounted for approximately 76%, 79% and 84% of the segment’s total revenues for the years ended December 31, 2017, 2016 and 2015, respectively. Total revenues denominated in Argentine Pesos accounted for 51%, 43% and 40% for the years ended December 31, 2017, 2016 and 2015, respectively.

TGS’s financial risk management policies are defined with the objective of mitigating the impact that the variation in the exchange rate has on the Company’s position in foreign currency. For this purpose, alternative investment evaluations are regularly carried out to diversify investments in financial instruments portfolio between US dollar-denominated instruments or, although denominated in Argentine pesos, to obtain positive returns in real terms.

Additionally, in the event that it is considered appropriate, the Company contracts derivative financial instruments that allow TGS to hedge the fluctuation of the US dollar over long-term positions in such currency.

As of December 31, 2017, for mitigating this foreign exchange risk, 57% of the Company’s fund placements are denominated in US dollars.

Considering the net liability financial position described in the table below, the Company estimated that, other factors being constant, a 10% appreciation of the US dollar against the Argentine Peso for the years ended December 31, 2017, 2016 and 2015 would have decreased the Company’s income before tax for the year in Ps. 176.045, Ps. 306,961, and Ps. 244,418, respectively. A 10% depreciation of the US dollar against the Argentine Peso would have an equal and opposite effect on the pre-tax income. Actual results may differ significantly from these theoretical sensitivity scenarios.

Net liability position in US$	12/31/2017	12/31/2016	12/31/2015
U.S. dollars	(93,366)	(192,574)	(186,754)
Total	(93,366)	(192,574)	(186,754)
Decrease of financial results in Ps.
Pesos	176,045	306,961	244,418
Total	176,045	306,961	244,418

Derivative Financial Instruments

To mitigate the foreign exchange risk, during the year 2015, the Company entered into forward purchase of US dollars, as well as investments in mutual funds linked to the US dollar in order to cover the exposure to the risk associated with the foreign exchange rate derived from its financial debt.

At the end of 2015, the net position is buying US dollars amounting to U.S.$ 52.5 million at a weighted average exchange rate of Ps. 11.65 which due in May 2016.

1.2.	Interest rate risk

The Company’s interest rate risk arises from long-term borrowings. Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The interest rate profile of the Company’s borrowings is set out in Note 13. Currently, the Company’s exposure to cash flow interest rate risk is limited due to the fact that 100% of its outstanding financial indebtedness bears fixed interest rates.

As far as interest-bearing financial assets, most of the financial assets of the Company are investments made in mutual funds, public bonds and deposits remunerated in bank accounts. The risk of these instruments is low given the short-term nature and high liquidity in well-known financial institutions.

The following table shows a breakdown of the Company’s fixed-rate and floating-rate financial assets and liabilities as of December 31, 2017 and 2016:

	Financial assets (1)		Financial liabilities (2)
	2017	2016	2017	2016
Fix interest rate	2,097,766	-	3,607,665	3,068,819
Variable interest rate	21,584	39,465	-	-
Total	2,119,350	39,465	3,607,665	3,068,819

(1) Includes mutual funds, LEBACs and bank accounts. Trade receivables do not bear interests, except for Ps. 21,584 and Ps. 36,484 which bears CER plus a spread of 8% as of December 31, 2017 and 2016, respectively.

(2) Includes loans, excluding issuance expenses.

In view of the nature of the Company’s financial assets which bear variable interest, an immediate 100 basis points decrease in the interest rate would not have a significant impact on the total value of the financial assets.

1.3.	Commodity price risk

Commercial operations performed by the Company in its Liquids Production and Commercialization segment are affected by a number of factors beyond its control, including changes in the international prices of the products sold, and government regulations on prices, taxes and other charges, among others.

The sale prices of propane and butane (“LPG”) and natural gasoline the Company exports in its Liquids Production and Commercialization segment are referenced to international prices (Mont Belvieu for the LPG and NWE ARA for the natural gasoline). These prices have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which may affect the profitability of companies engaged in this business.

Based on the volume of sales for the years ended December 31, 2017, 2016 and 2015, the Company estimated that, other factors being constant, a decrease of U.S.$50/ton in the international price of LPG and natural gasoline, respectively, would have decreased the Company’s net comprehensive income in its Liquids Production and Commercialization segment in Ps. 304,254 Ps.233,323 and Ps. 157,051 respectively. On the other hand, an increase of U.S.$50/ton in the international price would have had the opposite effect.

The Company does not currently use derivative financial instruments to mitigate the risks associated with international commodity price fluctuations.

Ethane is sold to PBB Polisur S.A. (“Polisur”) under a recently negotiated annual contract with a maturity date of May 31, 2018. Furthermore, due to the sharp decrease in the international price of the ethane, the gap between the selling price of TGS has increased against the price offer by the alternative Polisur’s alternative supplier. This gap, plus the expiration of the contract, it would be expected that the risk of lower price or lower volumes of ethane sales could be considered high.

1.4.	Credit risk

The Company’s exposures to credit risk takes the form of a loss that would be recognized if counterparties failed to, or were unable to, meet their payment obligations. The Company is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, including deposits with banks and financial institutions, and other financial instruments.

The Company’s policy is to manage credit exposure to trading counterparties within defined trading limits.

Trade and other receivables

If any of the Company’s customers are independently rated, these ratings are used. Otherwise, if there is no independent rating, the Company assesses the credit quality of the customer taking into account its financial position, past experience and other factors. The Company may seek cash collateral, letter of credit or parent company guarantees, as considered appropriate.

As of December 31, 2017 and 2016, the balance of current and non-current trade receivables, net of allowances of doubtful accounts are as follows:

	2017	2016
Current trade receivables	2,033,540	1,246,142
Non-current trade receivables	3,055	8,122
Allowances for doubtful accounts (1)	-	(19,703)
Total	2,036,595	1,234,561
(1)	Corresponds to the best estimate made by TGS according to what is mentioned in note 5.b.

The Company, in the normal course of business, renders natural gas transportation services, principally to gas distribution companies, CAMMESA and to Pampa Energía. Significant customers in terms of revenues and trade receivables (net of allowances of doubtful accounts) from natural gas transportation for the years ended December 31, 2017, 2016 and 2015 are as follows:

	2017		2016		2015
	Revenues	Trade receivables	Revenues	Trade receivables	Revenues
MetroGas	1,188,059	209,426	597,041	70,319	268,626
Camuzzi Gas Pampeana S.A.	873,176	153,163	358,756	51,908	154,209
Gas Natural BAN S.A. ("BAN")	627,356	116,946	268,043	38,635	110,259
CAMMESA	545,023	157,252	335,751	16,920	-
Pampa Energía	28,643	882	27,353	5,943	27,681
Camuzzi Gas del Sur S.A.	192,200	31,372	58,056	50,001	36,614

Revenues from Liquids Production and Commercialization customers (including those made on behalf of third parties, from whom the Company earns a commission and trade receivables (net of allowances of doubtful accounts) for the years ended December 31, 2017, 2016 and 2015 are as follows:

	2017		2016		2015
	Revenues	Trade receivables	Revenues	Trade receivables	Revenues
Polisur	2,226,179	352,632	1,949,460	223,938	1,298,152
Petredec	910,633	293,890	-	-	254,061
Petroleo Brasileiro	62,254	-	513,912	57,335	95,618
Petrobras Global	-	-	-	-	44,058
Braskem Netherlands B.V.	-	-	19,706	-	135,971
Trafigura Beheer B.V.	-	-	-	-	159,911
Geogas Trading S.A.	324,540	54,014	460,234	125,303	112,392
Shell Trading (US) Company	892,086	-	-	-	-

Cash and financial placements

The Company is exposed to counterparty credit risk on cash and cash equivalent balances. The Company holds cash on deposit with a number of financial institutions. The Company manages its credit risk exposure by limiting individual deposits to clearly defined limits in various financial institutions. The Company considers that this risk is limited because it has short-term funds policies whose main objective is to obtain an adequate return in terms of market characteristics and minimizing exposure. The Company only deposits with high quality banks and financial institutions. The maximum exposure to credit risk is represented by the carrying amount of cash and cash equivalents in the statement of financial position. Below we include information regarding their credit rating at December 31, 2017:

Concept	(In thousands of pesos)	Credit rate
Mutual funds	899,570	AA
Mutual funds	183,315	A
Mutual funds	75,817	BBB
Mutual funds	143,531	AA-
Mutual funds	25,741	B
Public bonds (1)	1,586,447	B

(1)	Includes BONAR 2020, Letes and Lebacs

Below is a detail of the maturities of the financial assets included in: (i) cash and cash equivalents, (ii) other financial assets, (iii) trade receivables, and (iv) other receivables, as of December 31, 2017 and 2016:

	December 31, 2017
	Cash and cash equivalents	Other financial assets	Receivables (1) (2)
Without specified maturity	1,993,355	-	464
With specified maturity
Overdue
Until 12-31-2016	-	-	2,025
From 01-01-17 to 03-31-17	-	-	137
From 04-01-17 to 06-30-17	-	-	1,786
From 07-01-17 to 09-30-17	-	-	12,690
From 10-01-17 to 12-31-17	-	-	149,097
Total overdue	-	-	165,735

Non-Due
From 01-01-18 to 03-31-18	659,448	400,639	2,043,919
From 04-01-18 to 06-30-18	-	1,038,397	2,508
From 07-01-18 to 09-30-18	-	225,020	2,159
From 10-01-18 to 12-31-18	-	1,495	2,600
During 2019	-	5,714	11,937
During 2020	-	3,355	-
During 2021	-	3,044	-
During 2022	-	1,911	-
From 2023 onwards	-	555	-
Total non-due	659,448	1,680,130	2,063,123
Total with specified maturity	659,448	1,680,130	2,228,858
Total	2,652,803	1,680,130	2,229,322

(1)	The total amount of the receivables without specified maturity is recorded in Non-current assets.

(2)	Includes trade receivables and other receivables.

	December 31, 2016
	Cash and cash equivalents	Other financial assets	Receivables (1) (2)
Without specified maturity	724,725	-	461
With specified maturity
Overdue
Until 12-31-2015	-	-	37,023
From 01-01-16 to 03-31-16	-	-	2,274
From 04-01-16 to 06-30-16	-	-	8,224
From 07-01-16 to 09-30-16	-	-	21,209
From 10-01-16 to 12-31-16	-	-	235,656
Total overdue	-	-	304,386

Non-Due
From 01-01-17 to 03-31-17	830,364	13,877	1,102,024
From 04-01-17 to 06-30-17	-	13,877	5,704
From 07-01-17 to 09-30-17	-	13,877	1,546
From 10-01-17 to 12-31-17	-	13,877	1,501
During 2018	-	142,872	11,893
During 2019	-	-	2,547
During 2020	-	-	-
During 2021	-	-	-
From 2022 onwards	-	-	-
Total non-due	830,364	198,380	1,125,215
Total with specified maturity	830,364	198,380	1,429,601
Total	1,555,089	198,380	1,430,062

(1)	The total amount of the receivables without specified maturity is recorded in Non-current assets.

(2)	Includes trade receivables and other receivables.

1.5.	Liquidity risk

The Company is exposed to liquidity risks, including: risks associated with refinancing borrowings as they mature, the risk that borrowing facilities are not available to meet cash requirements and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage financing risks could have a material impact on the Company’s cash flow and statement of financial position.

The Company has funding policies whose main objectives are to meet the financing needs at the lowest cost possible according to market conditions. The main objective of the Company is its financial solvency. Given the current financial market conditions, the Company believes that the availability of resources (including available credit lines) and the positive cash flow from operations are sufficient to meet its current obligations.

Additionally, TGS applies a methodology for analyzing and assigning credit limits to individual financial institutions in order to minimize the associated credit risk. In line with this, the Company invests its liquid funds in certain financial institutions with an appropriate credit rating.

The table below includes a detail of the maturities of the obligations corresponding to financial liabilities corresponding to: trade payables, payroll payables, other payables and loans as of December 31, 2017 and 2016. The amounts disclosed in the table are the contractual undiscounted cash flows and as a result, they do not reconcile to the amounts disclosed on the statement of financial position.

	December 31, 2017
	Loans	Other financial liabilities	Financial Leases
Without specified maturity	-	-	-
With specified maturity
Overdue
Until 12-31-2016	-	74,183	-
From 01-01-17 to 03-31-17	-	311	-
From 04-01-17 to 06-30-17	-	311	-
From 07-01-17 to 09-30-17	-	311	-
From 10-01-17 to 12-31-17	-	311	28,138
Total overdue	-	75,427	28,138
Non-Due
From 01-01-18 to 03-31-18	-	1,558,120	34,874
From 04-01-18 to 06-30-18	1,362,926	84,895	34,874
From 07-01-18 to 09-30-18	-	-	34,874
From 10-01-18 to 12-31-18	114,632	-	34,874
During 2019	1,362,926	-	139,513
During 2020	1,248,295	-	139,513
During 2021	-	-	139,513
During 2022	-	-	139,513
From 2023 onwards	-	-	501,901
Total non-due	4,088,779	1,643,015	1,199,449
Total with specified maturity	4,088,779	1,718,442	1,227,587
Total	4,088,779	1,718,442	1,227,587

	December 31, 2016
	Loans	Other financial liabilities	Financial Leases
Without specified maturity	-	-	-
With specified maturity			-
Overdue			-
Until 12-31-2015	-	56,664	-
From 01-01-16 to 03-31-16	-	311	-
From 04-01-16 to 06-30-16	-	311	-
From 07-01-16 to 09-30-16	-	311	-
From 10-01-16 to 12-31-16	-	311	-
Total overdue	-	57,908	-
Non-Due
From 01-01-17 to 03-31-17	1,092	984,988	75,732
From 04-01-17 to 06-30-17	146,873	50,447	29,714
From 07-01-17 to 09-30-17	-	-	29,714
From 10-01-17 to 12-31-17	146,509	-	29,714
During 2018	965,945	-	118,873
During 2019	1,161,290	-	118,873
During 2020	1,063,617	-	118,873
From 2021 onwards	-	-	665,410
Total non-due	3,485,326	1,035,435	1,186,904
Total with specified maturity	3,485,326	1,093,343	1,186,904
Total	3,485,326	1,093,343	1,186,904

1.6.	Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal credit quality and capital structure to reduce the cost of capital.

The Company seeks to maintain a level of cash generation from operating activities, which may allow it to meet all of its commitments.

The Company monitors capital on the basis of the gearing ratio. This ratio is calculated as total financial debt (including current and non-current loans as shown in the consolidated statement of financial position, if applicable) divided by total capital. Total capital is calculated as equity, as shown in the consolidated statement of financial position, plus total debt.

During the year ended December 31, 2017 and 2016, the gearing ratio was as follows:

	2017	2016
Total Loans (note 13)	4,499,030	3,917,000
Total Equity	5,319,640	2,526,378
Total Capital	9,818,670	6,443,378
Gearing ratio	0.46	0.61

No changes were made in the objectives, policies or processes for managing capital during the years ended 31 December 2017 and 2016.

2.	Financial instruments by category and hierarchy

2.1.	Financial instrument categories

Accounting policies for the categorization of financial instruments are explained in Note 4.d.

The categories of financial assets and liabilities as of December 31, 2017 and 2016 are as follows:

	December 31, 2017
	Financial assets at fair value	Financial assets held to maturity	Loans and other receivables	Total
CURRENT ASSETS
Trade receivables	-	-	2,033,540	2,033,540
Other receivables	-	-	183,185	183,185
Other financial assets at amortized cost	-	1,438,317	7,111	1,445,428
Other financial assets at fair value through profit
or loss	220,229	-	-	220,229
Cash and cash equivalents	1,327,974	-	1,324,829	2,652,803
Total current assets	1,548,203	1,438,317	3,548,665	6,535,185
NON-CURRENT ASSETS
Trade receivables	-	-	3,055	3,055
Other receivables	-	-	9,542	9,542
Other financial assets at amortized cost	-	-	14,473	14,473
Total non-current assets	-	-	27,070	27,070
Total assets	1,548,203	1,438,317	3,575,735	6,562,255

	Financial liabilities at fair value	Other financial liabilities	Total
CURRENT LIABILITIES
Trade payables	-	1,453,303	1,453,303
Loans	-	1,329,270	1,329,270
Payroll and social security taxes payables	-	191,657	191,657
Other payables	-	33,547	33,547
Total pasivo corriente	-	3,007,777	3,007,777
NON-CURRENT LIABILITIES
Loans	-	3,169,760	3,169,760
Total non-current liabilities	-	3,169,760	3,169,760
Total liabilities	-	6,177,537	6,177,537

		December 31, 2016
	Financial assets at fair value	Financial assets held to maturity	Loans and other receivables	Total
CURRENT ASSETS
Trade receivables	-	-	1,226,439	1,226,439
Other receivables	-	-	169,019	169,019
Other financial assets at amortized cost	-	-	14,900	14,900
Other financial assets at fair value through profit
or loss	55,508	-	-	55,508
Cash and cash equivalents	901,680	-	653,409	1,555,089
Total current assets	957,188	-	2,063,767	3,020,955
NON-CURRENT ASSETS
Trade receivables	-	-	8,122	8,122
Other receivables	-	-	6,779	6,779
Other financial assets at amortized cost			21,584	21,584
Other financial assets at fair value through profit
or loss	142,872	-	-	142,872
Total non-current assets	142,872	-	36,485	179,357
Total assets	1,100,060	-	2,100,252	3,200,312

	Financial liabilities at fair value	Other financial liabilities	Total
CURRENT LIABILITIES
Trade payables	-	961,248	961,248
Loans	-	145,396	145,396
Payroll and social security taxes payables	-	134,772	134,772
Other payables	-	3,816	3,816
Total current liabilities	-	1,245,232	1,245,232
NON-CURRENT LIABILITIES
Loans	-	3,771,604	3,771,604
Total non-current liabilities	-	3,771,604	3,771,604
Total liabilities	-	5,016,836	5,016,836

2.2.	Fair value measurement hierarchy and estimates

According to IFRS 13, the fair value hierarchy introduces three levels of inputs. These levels are:

Level 1: includes financial assets and liabilities whose fair values are estimated using quoted prices (unadjusted) in active markets for identical assets and liabilities. The instruments included in this level primarily include balances in mutual funds and public or private bonds listed on the MERVAL/BCBA. Additionally within this level, the Company included derivative financial instruments because the settlement date thereof coincided with the closing date of the fiscal year. For the calculation of fair value, the corresponding quoted price was obtained.

Level 2: includes financial assets and liabilities whose fair value is estimated using different assumptions quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (for example, derived from prices). Within this level, the Company includes those derivate financial instruments for which it was not able to find an active market.

Level 3: includes financial instruments for which the assumptions used in estimating fair value are not based on observable market information.

During 2017, there were neither transfers between the different hierarchies of fair values nor reclassifications between financial instruments categories.

The table below shows different assets and liabilities at their fair value classified by hierarchy as of December 31, 2017 and 2016:

		December 31, 2017
	Level 1	Level 2	Level 3	Total
Financial assets at fair value
Cash and cash equivalents	1,327,974	-	-	1,327,974
Other non-current financial assets at fair value
through profit or loss	220,229	-	-	220,229
Total	1,548,203	-	-	1,548,203

		December 31, 2016
	Level 1	Level 2	Level 3	Total
Financial assets at fair value
Cash and cash equivalents	901,680	-	-	901,680
Other current financial assets at fair value
through profit or loss	55,508	-	-	55,508
Other non-current financial assets at fair value
through profit or loss	142,872	-	-	142,872
Total	1,100,060	-	-	1,100,060

The fair value of the financial assets and liabilities is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

As of December 31, 2017, the carrying amount of certain financial instruments used by the Company including cash, cash equivalents, other investments, receivables, payables and short term loans are representative of fair value because of the short-term nature of these instruments.

The following table reflects the carrying amount and estimated fair value of the 2014 Notes as of December 31, 2017 and December 31, 2016, based on their quoted market price:

	2014 Notes
	2017	2016
Carrying amount	3,607,665	3,067,353
Fair Value	3,833,046	3,275,135